Exhibit 10.2

Global Green Solutions (Europe)
Business Development and Support Services
Stakeholders Letter of Agreement

10th July 2007

GLOBAL GREEN SOLUTIONS INC.          (Hereinafter known as "GGRN")
Suite 1010
789 West Pender Street
Vancouver, BC V6C 1H27

SGC ENERGIA SGPS, SA                               (Hereinafter known as "SGC")
EN 10, Km 125,47
Quinta da Hortinha, Alhandra,
2601 -908 Villa France da Xira

STAKEHOLDERS LETTER of AGREEMENT

BUSINESS DEVELOPMENT and SUPPORT SERVICES.

COMMERCIAL EXPLOITATION of VERTIGRO ALGAE TECHNOLOGIES, -ALGAE BIOMASS PRODUCTION TECHNOLOGY.

Whereas, the respective parties, have agreed to jointly participate in a "Venture" to provide business development and support services arising out of a Algae Biomass Production Technologies known as "Vertigro".

Therefore, this "Letter of Agreement" will be the basis for a "Business Development and Support Services Agreement" and a "License Agreement" between "Global Green Solutions Inc" and a "Joint Venture" comprising "Global Green Solutions Inc" and "SGC Energia SGPS SA", which shall be the governing documents for their participation in the Joint Venture; and

GGRN confirms that it represents the Vertigro Algae Technologies (VAT) Venture stakeholders in its role as the operating and commercialization partner as defined in the Vertigro Algae Technologies Stakeholders Letter of Agreement signed on the 25th June 2007.

The Parties agree the "Business Development and Support Services Agreement" and the "License Agreement" will be signed after completion of the Vertigro Technology development and yield testing planned before the last day of September 2007, and shall include amongst other things, the basic terms of this "Letter of Agreement" as follows;

Note: Where further work is required on the subject the (TBA) Nomenclature means "To Be Advised and/ or Agreed."

Global Green Solutions (Europe)
Business Development and Support Services
Stakeholders Letter of Agreement

1) Venture

a) Venture Name

i) Global Green Solutions (Europe) [Venture] (TBA).

b) Form of Venture

i) Legal Joint Venture [JV].
ii) A subsidiary of Global Green Solutions Inc. (TBA).
iii) Country of Incorporation Portugal (TBA).

c) Stakeholders

i) Global Green Solutions Inc. [GGRN]
ii) SGC Energia SGPS, SA [SGC]

d) Roles

i) GGRN - Managing Partner
ii) SGC - Operations Support Partner

e) Interests

i) GGRN - 51%
ii) SGC - 49%
iii) Both GGRN and SGC has the right of assignment in part or in full to an associated entity or company where common ownership is greater than or equal to twenty percent (20%)

2) Technology Provider

a) Vertigro Algae Technologies (VAT) is the Technology Provider for all "Vertigro" algae-biomass based applications. (known as the Venture Technology).

b) VAT is a joint venture between GGRN and Valcent Products Inc. where GGRN has the exclusive world wide license rights to the commercialization and is the managing and operating partner for the joint venture.

c) VAT shall insure its Intellectual Property (IP) protection of the Venture Technology remains in good standing and any potential infringement is dealt with.

d) VAT shall use best efforts in the research and development of the Venture Technology in order to enable commercial exploitation of the Venture Technology by December 31, 2007.

e) Technology Intellectual Property (IP) will be managed by VAT.

Global Green Solutions (Europe)
Business Development and Support Services
Stakeholders Letter of Agreement

2) Technology Provider (continued)

f) Technology License Royalty will be managed by VAT.

g) The VAT Technology shall comprise a high yield, commercial scale production of Algae Biomass for industrial applications including, but not limited to bio-fuel feedstock.

h) The Technology Package provided by VAT and mandatory to all customers is planned to include the project technology license, algae, bioreactors, harvesting, oil extraction, algae health analysis and monitoring and control systems, all other proprietary custom designed systems as may be required, design, engineering, operating and maintenance documentation, warranty and installation, commissioning, start-up support services.

i) The Operational Support Package provided by VAT and mandatory to all customers is planned to include an annual operating license, replacement bioreactors, extended warranty, remote monitoring and operational support services.

j) GGRN will sell the Technology and Operational Support Package to the Ventures customer under the terms and conditions (TBA) defined in the "Business Development and Support Services Agreement" and the "License Agreement ("The Definitive Agreement").

3) Technology Commercialization

a) GGRN has the exclusive world rights (excluding Nevada, Ghana and Malawi) to the sales and marketing and commercialization of the VAT Technology for all markets, applications, solutions and products.

b) GGRN shall provide to the Venture the exclusive rights to the business development and sales and marketing of the VAT Technology for project locations in Europe, Middle East and Africa (excluding South Africa).

c) GGRN shall provide to the Venture the non-exclusive rights to project destinations in Portuguese Speaking countries in Africa and South America.

d) Exclusivity can be "earned" for specific territory by the sales of the VAT Technology for large scale facilities and/ or production volumes as related to the market size of the territory.

e) Where a third party notifies GGRN of an interest to invest and/or partner in a production facility or purchase product within the territory of this agreement, the Venture shall be given the first right of offer to develop the opportunity.

f) Where the source of the project customer is outside the territory of this agreement and the destination of the project is within the territory of this agreement, GGRN and SGC will agree in advance on a project by project basis the roles and compensation for the subject project.

Global Green Solutions (Europe)
Business Development and Support Services
Stakeholders Letter of Agreement

3) Technology Commercialization (continued)

g) GGRN will not withhold the right to sell a license to a Venture Customer without reasonable cause.

4) The Venture

a) Venture objective is to provide sales and marketing, business development, technology development, application development, technology support, customer project support, customer operations support, services in Europe, Middle East and Africa (excluding South Africa).

b) The Venture shall market the Vertigro Technologies using the Venture trademark name of "Vertigro".

i) Other derivations of the trademark may be developed by the Venture in the future.
ii) GGRN shall register the Vertigro trademark name.

c) The Venture Revenues will be generated from the following;

i) Sales commissions on an industry standard basis (TBA) earned from the sale of VAT Solutions and services where the Venture has been directly involved in developing and supporting the sale.
ii) Sub-contracted services from VAT for customer projects and operations support services in EMEA on an industry standard cost plus margin basis (TBA).
iii) Sub-contracted technology and application development services from VAT on an industry standard cost plus margin basis (TBA).
iv) Contracted materials and services from a customer on a industry standard cost plus margin basis (TBA).

d) The Venture and GGRN shall evaluate various business models for contracting the VAT Technology with third party customers. (including that with SGC).

e) Under a separate "Operating Agreement" the Venture and GGRN will cooperate with SGC to develop a mutually acceptable business model for pilot and commercial scale production operations.

f) The Venture Board needs to approve the Venture Business Plan and Financial Budgets and Expenditure.

g) The Venture is required to provide audited financial reports and statements to the Stakeholders to their reasonable satisfaction.

h) The Venture financial reporting shall be in accordance with international standard accounting practices

Global Green Solutions (Europe)
Business Development and Support Services
Stakeholders Letter of Agreement

5) Venture Operations

a) The Venture office facility is to be leased or rented by SGC and will be located in Lisbon, Portugal

b) The facility will provide for offices as required for the Venture business development, sales and marketing, technology, technical and general and administration support services.

c) The Venture will contract with SGC for a sub-lease of the office facility on reasonable commercial terms.

6) Venture Management

a) The Venture Board shall be composed of four (4) operational directors, two (2) of whom shall be nominated by GGRN and two (2) of whom shall be nominated by SGC.

b) The Venture Board of Directors shall meet quarterly during the first operational year of the Venture and thereafter a minimum of twice per year.

c) GGRN shall appoint the Chairman of the Board to serve on an annual basis. The Chairman shall chair board meetings and will have casting vote rights in the case of an impasse.

d) The quorum at a meeting of the Board shall be three (3) directors.

e) Each director will have one (1) vote

f) The following matters shall require the affirmative vote of all members of the Board;

i) any amendment of the Ventures Articles of Association
ii) the Venture's dissolution, liquidation or winding up
iii) any acquisition, merger, consolidation, share exchange, reorganization, recapitalization or other, similar extraordinary transaction involving the Venture or its share capital; or the sale or other disposition of all or substantially all of the property or assets of the Venture or Licensed Technology.
iv) any matter that materially changes the principle concept of this agreement

g) In the event of an impasse regarding the affirmative vote of all members of the Board they shall consult to resolve the matter in good faith with a final arbitration pursued (as per Clause 10)

h) GGRN shall manage the Venture on behalf of the Venture including by not limited to;

Global Green Solutions (Europe)
Business Development and Support Services
Stakeholders Letter of Agreement

6) Venture Management (continued)

i) Venture management, legal and contract management, financial management and reporting, technology budget and schedule, program and project management, technology commercialization, business development, joint ventures, partnerships and all sales and marketing channels to the market, technology manufacturing and project delivery operations, customer support operations and after sales services.

7) Venture Stakeholder Investments

a) GGRN: US$ (TBA) initial startup loan capital to the Venture.

b) SGC: US$ (TBA) initial startup loan capital to the Venture.

c) Subsequent Investment to support the initial business set-up of the Venture after expenditure of the initial startup loan and before revenue is generated from the Ventures activities is to be approved by the Board of Directors on a unanimous basis.

8) Venture Term and Termination

a) The Venture shall extend automatically until one or more of the following termination events are invoked;

i) The insolvency or bankruptcy of either of the Venture Stakeholders
ii) Voluntary winding up of the Venture under the direction of the Venture Stakeholders.
iii) A Terminal Default by GGRN (TBA)
iv) A Terminal Default by SGC (TBA)

9) Governing Law.

This Agreement is shall be governed by, construed, and enforced in accordance with the laws of Portugal (TBA).

10) Arbitration

In the event of an impasse on any matter which cannot be resolved by the parties, final arbitration shall be pursued in Geneva, Switzerland.

Global Green Solutions (Europe)
Business Development and Support Services
Stakeholders Letter of Agreement

In Witness whereof this Letter of Agreement has been entered into this 10th day of July in the Year 2007.

GLOBAL GREEN SOLUTIONS INC.		GLOBAL GREEN SOLUTIONS Inc.

Signed:	J. DOUGLAS FRATER	Signed:	CRAIG HARTING

Name:	J. Douglas Frater	Name:	Craig Harting

Title:	President and CEO	Title:	COO

SGC ENERGIA		SGC ENERGIA

Signed:	VIANNEY VALES	Signed:	MIGUEL MARTIN

Name:	Vianney Vales	Name:	Miguel Martin

Title:	CEO	Title:	CFO